FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

16 FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Accounting policy

Derivative financial instruments

Derivative financial instruments are initially recognised at fair value on the date a derivative contract is entered into and are subsequently re-measured at their fair value at subsequent balance sheet dates.

Changes in the fair value of derivative financial instruments that are designated and effective as cash flow hedges of forecast third party and intercompany transactions are recognised in other comprehensive income until the associated asset or liability is recognised. Amounts taken to other comprehensive income are transferred to the income statement in the period in which the hedged transaction affects profit and loss. Where the hedged item is the cost of a non-financial asset, the amounts taken to other comprehensive income are transferred to the initial carrying value of the asset.

Currency swaps to match foreign currency net assets with foreign currency liabilities are fair valued at the balance sheet date. Changes in the fair values of currency swaps that are designated and effective as net investment hedges are matched in other comprehensive income against changes in value of the related net assets.

Interest rate derivatives transacted to fix interest rates on floating rate borrowings are accounted for as cash flow hedges and changes in the fair values resulting from changes in market interest rates are recognised in other comprehensive income. Amounts taken to other comprehensive income are transferred to the income statement when the hedged transaction affects profit and loss. Interest rate derivatives transacted to convert fixed rate borrowings into floating rate borrowings are accounted for as fair value hedges and changes in the fair values resulting from changes in market interest rates are recognised in the income statement.

Any ineffectiveness on hedging instruments and changes in the fair value of derivative financial instruments that do not qualify for hedge accounting are recognised in the income statement within other finance costs as they arise. Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that point in time, any cumulative gain or loss on the hedging instrument recognised in other comprehensive income is retained there until the forecast transaction occurs. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in other comprehensive income is transferred.

16.1 Foreign exchange exposures

The Group operates in many countries and as a consequence has transactional and translational foreign exchange exposure. It is Group policy for operating units not to hold material unhedged monetary assets or liabilities other than in their functional currencies.

Foreign exchange variations affect trading results in two ways. Firstly, on translation of overseas sales and profits into US Dollars and secondly, transactional exposures arising where some, or all of the costs of sale are incurred in a different currency from the sale. The principal transactional exposures arise as the proportion of costs in US Dollars, Sterling and Swiss Francs exceed the proportion of sales in each of these currencies and correspondingly the proportion of sales in Euros exceeds the proportion of costs in Euros.

The impact of currency movements on the cost of purchases is partly mitigated by the use of forward foreign exchange contracts. The Group uses forward foreign exchange contracts, designated as cash flow hedges, to hedge forecast third party and intercompany trading cash flows up to one year. When a commitment is entered into, forward foreign exchange contracts are normally used to increase the hedge to 100% of the exposure. Cash flows relating to cash flow hedges are expected to occur within 12 months of inception and profits and losses on hedges are expected to enter into the determination of profit (within cost of goods sold) within a further 12‑month period. The principal currencies hedged by forward foreign exchange contracts are US Dollars, Euros, Sterling and Singapore Dollars. At 31 December 2017, the Group had contracted to exchange within one year the equivalent of $2.3bn (2016: $1.8bn). Based on the Group’s net borrowings as at 31 December 2017, if the US Dollar were to weaken against all currencies by 10%, the Group’s net borrowings would decrease by $3m (2016: decrease by $1m) as the Group held a higher amount of foreign denominated cash than foreign denominated borrowings.

If the US Dollar were to weaken by 10% against all other currencies, then the fair value of the forward foreign exchange contracts as at 31 December 2017 would have been $53m lower (2016: $51m lower). Similarly, if the Euro were to weaken by 10% against all other currencies, then the fair value of the forward foreign exchange contracts as at 31 December 2017 would have been $12m higher (2016: $17m higher). Movements in the fair value of forward foreign exchange contracts would be recognised in other comprehensive income and accumulated in the hedging reserve.

A  10% strengthening of the US Dollar or Euro against all other currencies at 31 December 2017 would have had the equal but opposite effect to the amounts shown above, on the basis that all other variables remain constant.

The Group’s policy is to hedge all actual foreign exchange exposures and the Group’s forward foreign exchange contracts are designated as cash flow hedges. The net impact of transaction related foreign exchange on the income statement from a movement in exchange rates on the value of forward foreign exchange contracts is not significant. In addition, the movements in the fair value of other financial instruments used for hedging such as currency swaps for which hedge accounting is not applied, offset movements in the values of assets and liabilities and are recognised through the income statement.

16.2 Interest rate exposures

The Group is exposed to interest rate risk on cash, borrowings and certain currency and interest rate swaps which are at floating rates. When required the Group uses interest rate derivatives to meet its objective of protecting borrowing costs within parameters set by the Board. These interest rate derivatives are accounted for as cash flow hedges and, as such, changes in fair value resulting from changes in market interest rates are recognised in other comprehensive income and accumulated in the hedging reserve, with the fair value of the interest rate derivatives recorded in the balance sheet.

Additionally, the Group uses interest rate swaps to reduce the overall level of fixed rate debt, within parameters set by the Board. When used in this way, interest rate derivatives are accounted for as fair value hedges. The fair value movement of the derivative is offset in the income statement against the fair value movement in the underlying fixed rate debt.

Based on the Group’s gross borrowings as at 31 December 2017, if interest rates were to increase by 100 basis points in all currencies then the annual net interest charge would increase by $6m (2016: $7m). A decrease in interest rates by 100 basis points in all currencies would have an equal but opposite effect to the amounts shown above.

16.3 Credit risk exposures

The Group limits exposure to credit risk on counterparties used for financial instruments through a system of internal credit limits. The financial exposure of a counterparty is determined as the total of cash and deposits, plus the risk on derivative instruments, assessed as the fair value of the instrument plus a risk element based on the nominal value and the historic volatility of the market value of the instrument. The Group does not anticipate non-performance of counterparties and believes it is not subject to material concentration of credit risk as the Group operates within a policy of counterparty limits designed to reduce exposure to any single counterparty.

The maximum credit risk exposure on derivatives at 31 December 2017 was $28m (2016: $48m), being the total debit fair values on forward foreign exchange contracts and currency swaps. The maximum credit risk exposure on cash at bank at 31 December 2017 was $169m (2016: $100m). The Group’s exposure to credit risk is not material as the amounts are held in a wide number of banks in a number of different countries.

Credit risk on trade receivables is detailed in Note 13.

16.4 Currency and interest rate profile of interest bearing liabilities and assets

Short-term debtors and creditors are excluded from the following disclosures.

Currency and interest rate profile of interest bearing liabilities:

							Fixed rate liabilities
								Weighted
								average
			Interest				Weighted	time
	Gross	Currency	rate	Total	Floating	Fixed rate	average	for which
	borrowings	swaps	swaps	liabilities	rate liabilities	liabilities	interest rate	rate is fixed
	$ million	$ million	$million	$ million	$ million	$ million	%	Years
At 31 December 2017
US Dollar	(1,428)	(291)	(2)	(1,721)	(866)	(855)	3.4	5.8
Other	(22)	(95)	–	(117)	(117)	–	–	–
Total interest bearing liabilities	(1,450)	(386)	(2)	(1,838)	(983)	(855)
At 31 December 2016
US Dollar	(1,588)	(367)	(1)	(1,956)	(1,108)	(862)	3.5	6.8
Other	(62)	(81)	–	(143)	(129)	–	–	–
Total interest bearing liabilities	(1,650)	(448)	(1)	(2,099)	(1,237)	(862)

At 31 December 2017, $nil (2016: $7m) of fixed rate liabilities related to finance leases. In 2017, the Group also had liabilities due for deferred and contingent acquisition consideration (denominated in US Dollars, Euros, Turkish Lira and Russian Rubles) totalling $160m (2016: $120m, 2015: $27m) on which no interest was payable (see Note 14). There were no other significant interest bearing financial liabilities.

Floating rates on liabilities are typically based on the one, three or six-month LIBOR (or other reference rate) relevant to the currency concerned. The weighted average interest rate on floating rate borrowings as at 31 December 2017 was 3% (2016: 2%).

Currency and interest rate profile of interest bearing assets:

	Interest	Cash	Currency		Floating	Fixed
	rate swaps	at bank	swaps	Total assets	rate assets	rate assets
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2017
US Dollars	–	110	94	204	204	–
Other	–	59	294	353	353	–
Total interest bearing assets	–	169	388	557	557	–
At 31 December 2016
US Dollars	–	29	83	112	112	–
Other	–	71	366	437	437	–
Total interest bearing assets	–	100	449	549	549	–

Floating rates on assets are typically based on the short-term deposit rates relevant to the currency concerned.

16.5 Fair value of financial assets and liabilities

Accounting policy

Measurement of fair values

A number of the Group’s accounting policies and disclosures require the measurement of fair values, for both financial assets and liabilities and non-financial assets acquired in a business combination (see Note 21).

When measuring the fair value of an asset or liability, the Group uses market observable data as far as possible. Fair values are categorised into different levels in the fair value hierarchy based on the inputs used in the valuation techniques as follows: Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities; Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and Level 3: inputs for the asset or liability that are not based on observable data (unobservable inputs).

The Group recognises transfers between the levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

There has been no change in the classification of financial assets and liabilities, the method and assumptions used in determining fair value and the categorisation of financial assets and liabilities within the fair value hierarchy from those disclosed in the Annual Report for the year ended 31 December 2016.

The Group enters into derivative financial instruments with financial institutions with investment grade credit ratings. The fair value of forward foreign exchange contracts is calculated by reference to quoted market forward exchange rates for contracts with similar maturity profiles. The fair value of currency swaps is determined by reference to quoted market spot rates. As a result, foreign forward exchange contracts and currency swaps are classified as Level 2 within the fair value hierarchy. The changes in counterparty credit risk had no material effect on the hedge effectiveness for derivatives designated in hedge relationships and other financial instruments recognised at fair value.

The fair value of investments is based upon third party pricing models for share issues. As a result, investments are considered Level 3 in the fair value hierarchy. There were no transfers between Levels 1,  2 and 3 during 2017 and 2016. For cash and cash equivalents, short-term loans and receivables, overdrafts and other short-term liabilities which have a maturity of less than three months, the book values approximate the fair values because of their short-term nature.

Long-term borrowings are measured in the balance sheet at amortised cost. As the Group’s long-term borrowings are not quoted publicly and as market prices are not available, their fair values are estimated by discounting future contractual cash flows to net present values at the current market interest rates available to the Group for similar financial instruments as at the year end.

The fair value of the private placement notes is determined using a discounted cash flow model based on prevailing market rates.

The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value.

						Carrying
						amount			Fair value
	Designated	Fair value –	Loans		Other
	at fair	hedging	and	Available	financial
	value	instruments	receivables	for sale	liabilities	Total	Level 2	Level 3	Total
At 31 December 2017	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million
Financial assets measured at fair value
Forward foreign exchange contracts	–	25	–	–	–	25	25	–	25
Investments	–	–	–	21	–	21	–	21	21
Currency swaps	3	–	–	–	–	3	3	–	3
	3	25	–	21	–	49
Financial liabilities measured at fair value
Acquisition consideration	(104)	–	–	–	–	(104)	–	(104)	(104)
Forward foreign exchange contracts	–	(45)	–	–	–	(45)	(45)	–	(45)
Currency swaps	(1)	–	–	–	–	(1)	(1)	–	(1)
Interest rate swaps	–	(2)	–	–	–	(2)	(2)	–	(2)
Private placement debt	–	–	(198)	–	–	(198)	(198)	–	(198)
	(105)	(47)	(198)	–	–	(350)
Financial assets not measured at fair value
Trade and other receivables	–	–	1,148	–	–	1,148
Cash at bank	–	–	169	–	–	169
	–	–	1,317	–	–	1,317
Financial liabilities not measured at fair value
Acquisition consideration	(56)	–	–	–	–	(56)
Bank overdrafts	–	–	–	–	(14)	(14)
Bank loans	–	–	–	–	(313)	(313)
Private placement debt	–	–	–	–	(925)	(925)	(931)	–	(931)
Trade and other payables	–	–	–	–	(877)	(877)
	(56)	–	–	–	(2,129)	(2,185)

Total acquisition consideration measured at fair value increased from $56m at 31 December 2016 to $104m at 31 December 2017 due to the addition of $72m relating to the Rotation Medical, Inc. acquisition which was partially offset by $14m of acquisition payments and a remeasurement reduction of $10m. The fair value of contingent consideration is estimated using a discounted cash flow model. The valuation model considers the present value of expected payment, discounted using a risk-adjusted discount rate. The expected payment is determined by considering the possible scenarios, which relate to the achievement of established milestones and targets, the amount to be paid under each scenario and the probability of each scenario. As a result, contingent consideration is classified as Level 3 within the fair value hierarchy.

						Carrying
						amount			Fair value
	Designated	Fair value –	Loans		Other
	at fair	hedging	and	Available	financial
	value	instruments	receivables	for sale	liabilities	Total	Level 2	Level 3	Total
At 31 December 2016	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million
Financial assets measured at fair value
Forward foreign exchange contracts	–	45	–	–	–	45	45	–	45
Investments	–	–	–	25	–	25	–	25	25
Currency swaps	3	–	–	–	–	3	3	–	3
Interest rate swaps	–	–	–	–	–	–	–	–	–
	3	45	–	25	–	73
Financial liabilities measured at fair value
Acquisition consideration	(56)	–	–	–	–	(56)	–	(56)	(56)
Forward foreign exchange contracts	–	(36)	–	–	–	(36)	(36)	–	(36)
Currency swaps	(2)	–	–	–	–	(2)	(2)	–	(2)
Interest rate swaps	–	(1)	–	–	–	(1)	(1)	–	(1)
Private placement debt	–	–	(199)	–	–	(199)	(199)	–	(199)
	(58)	(37)	(199)	–	–	(294)
Financial assets not measured at fair value
Trade and other receivables	–	–	1,064	–	–	1,064
Cash at bank	–	–	100	–	–	100
	–	–	1,164	–	–	1,164
Financial liabilities not measured at fair value
Acquisition consideration	(64)	–	–	–	–	(64)
Bank overdrafts	–	–	–	–	(62)	(62)
Bank loans	–	–	–	–	(457)	(457)
Private placement debt	–	–	–	–	(925)	(925)	(935)	–	(935)
Finance lease liabilities	–	–	–	–	(7)	(7)
Trade and other payables	–	–	–	–	(807)	(807)
	(64)	–	–	–	(2,258)	(2,322)